Exhibit 10.11
REVOLVING LINE OF CREDIT NOTE

$15,000,000.00	April 6, 2009
     FOR VALUE RECEIVED, FORTEGRA FINANCIAL CORPORATION, a Georgia corporation, as maker, having an address of 100 West Bay Street, Jacksonville, Florida 32231 (“Borrower”), hereby unconditionally promises to pay to the order of COLUMBUS BANK AND TRUST COMPANY, a Georgia banking corporation, having its principal place of business at 1148 Broadway, Columbus, Georgia 31901 (“Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of FIFTEEN MILLION AND 00/100THS DOLLARS ($15,000,000.00), or such sums as may be advanced and outstanding from time to time pursuant to the Loan Agreement (defined below), in lawful money of the United States of America, with interest thereon as herein provided, to be paid as provided herein.
     This Revolving Line of Credit Note (the “Note”) represents a loan made on a revolving credit basis pursuant to that certain Line of Credit Agreement dated of even date herewith by and among Borrower, LOTS Intermediate Co., as guarantor, and Lender(such Line of Credit Agreement as originally executed and as same may be amended and modified from time to time being herein referred to as the “Loan Agreement”). Advances of principal made hereunder shall be made by Lender to Borrower in such amounts and at such times as Borrower from time to time may request in accordance with and subject to the terms of and conditions and limitations set forth in the Loan Agreement, but in no event shall the aggregate amount of all advances (including, without limitation, the initial advance made on the date hereof) of principal made and outstanding at any one time hereunder ever exceed $15,000,000.00. Notwithstanding anything herein or in the Loan Agreement to the contrary, Lender shall have no obligation to advance any funds hereunder if (a) an Event of Default (as hereinafter defined) has occurred and is continuing or (b) on or after the Maturity Date (as hereinafter defined).
1. CERTAIN DEFINED TERMS
     As used herein the following terms shall have the meanings set forth below (terms utilized herein which are not defined herein but which are defined in the Loan Agreement shall have the meanings ascribed to such terms in the Loan Agreement):
     (a) “Applicable Interest Rate” shall mean a per annum rate of simple interest equal at all times to the greater of (i) 1.0% plus the Floating Prime Rate (as hereinafter defined) and (ii) 5.0%. Each time the Floating Prime Rate increases or decreases, the Applicable Interest Rate will be re-calculated by Lender effective on the date when any increase or decrease in the Floating Prime Rate becomes effective so that the Applicable Interest Rate will equal the greater of (i) 1.0% plus the Floating Prime Rate, in effect following such increase or decrease and (ii) 5.0%. As of the date hereof, the Floating Prime Rate is 3.25% per annum and accordingly the initial Applicable Interest Rate is 5.0% per annum.

     (b) “Floating Prime Rate” shall mean the rate announced or otherwise designated from time to time by Lender as its “Prime Rate” and changing automatically with changes in such Prime Rate. Borrower acknowledges that the Prime Rate announced or otherwise established by Lender from time to time merely serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and that such Prime Rate may not be the lowest rate at which interest is calculated or credit extended. If Lender ceases to announce its Prime Rate, Lender shall determine the Floating Prime Rate as the Prime Rate designated in such other nationally recognized publication, statistical guide or information service as Lender may reasonably select.
     (c) “Loan” shall mean the loan evidenced by this Note.
     (d) “Loan Agreement” shall have the meaning assigned to said term on the first page of this Note.
     (e) “Loan Documents” shall mean this Note, the Loan Agreement, the Loan Documents (as defined in the Loan Agreement), and any other documents or instruments which now or shall hereafter wholly or partially secure or guarantee payment of this Note or which have otherwise been executed by Borrower and/or any other person in connection with the Loan, and all amendments, modifications and extensions of any such agreements, documents or instruments.
     (f) “Maturity Date” shall mean March 31, 2010.
     (g) “Monthly Payment Date” shall mean May 10, 2009, and the tenth (10th) day of each successive month thereafter through and including the Maturity Date.
2. PAYMENT TERMS
     Principal and interest on this Note shall be due and payable as follows:
     (c) The principal amount of this Note from time to time advanced and outstanding shall bear interest at the Applicable Interest Rate in effect from time to time.
     Accrued interest shall be due and payable from Borrower to Lender on each Monthly Payment Date through and including the Maturity Date.
     (b) Each payment from Borrower shall be applied when received by Lender as follows: (i) first, to any amounts due hereunder that are neither principal nor interest, (ii) second, to the payment of interest which has accrued but has not been paid hereunder, and (iii) the balance toward the reduction of the principal sum in such order of application as is determined by Lender.
     (c) The entire outstanding balance of the principal sum and all accrued but unpaid interest thereon and the entire Debt (as hereinafter defined) shall be due and payable from Borrower hereunder in full on the Maturity Date.

     (d) Interest shall be computed for each day during the term of this Note by multiplying the outstanding principal balance hereunder at the close of business on that day by a daily interest factor which daily interest factor shall be calculated by dividing the interest rate per annum in effect under this Note on that day by 360 days. Interest so computed shall accrue for each and every day on which any principal amount remains outstanding hereunder.
     (e) Unless payments are made in the required amount in immediately available funds at the place where this Note is payable, remittances in payment of all or any part of the Debt (defined below) shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where this Note is payable (or any other place as Lender, in Lender’s sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.
3. DEFAULT AND ACCELERATION
     (a) The whole of the principal sum of this Note from time to time outstanding, (b) interest, default interest, late charges and any and all such other sums, as provided in this Note or the other Loan Documents, (c) all other monies agreed or provided to be paid by Borrower in this Note or the other Loan Documents, (d) all sums advanced pursuant to and in accordance with any of the Loan Documents to protect and preserve the Collateral securing the Loan, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender [all the sums referred to in (a) through (e) above shall collectively be referred to as the “Debt"] shall without notice become immediately due and payable at the option of Lender (i) if any payment required in this Note is not paid on the date when due, (ii) if Borrower fails to observe any other term or agreement herein contained, or (iii) on the occurrence and continuation of any Event of Default under, and as defined in, the Loan Agreement or any of the Loan Documents (each such nonpayment, failure or occurrence of an Event of Default under the Loan Agreement or any of the Loan Documents being referred to as an “Event of Default”).
4. DEFAULT INTEREST
     Borrower hereby agrees that upon the occurrence and during the continuance of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate (the “Default Rate”) equal to the lesser of (i) 4.0% more than the Applicable Interest Rate or (ii) the maximum interest rate that Borrower may by law pay. The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or waived in writing by Lender or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, or as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.
5. PREPAYMENT
     The indebtedness evidenced by this Note may be prepaid, in whole or in part, at any time and from time to time, without penalty or premium.
6. SECURITY.
     This Note is secured by the Collateral. Payment of this Note is also guaranteed by LOTS Intermediate Co. pursuant to the Guaranty.
7. SAVINGS CLAUSE
     No provisions of this Note are intended to result in Lender being entitled to or Borrower being required to pay any interest in excess of the highest lawful Contract Rate (meaning the maximum non-usurious interest rate that at any time or from time to time may be contracted for, taken, reserved, charged or received on amounts due to Lender under laws applicable with regard to this Note presently in effect, or to the extent permitted by law, under such applicable laws as they are in effect from time to time which may allow a higher maximum non-usurious rate than applicable laws now allow). To the extent the interest provided for herein shall exceed said highest lawful Contract Rate, Borrower shall be obligated only to pay said highest lawful Contract Rate and shall not be obligated to pay such excess, but if such excess shall be paid by Borrower, then such excess shall, at the option of Lender, either be credited by Lender against the unpaid principal balance hereof or refunded by Lender to Borrower.
8. LATE CHARGE
     Time is of the essence of all provisions of this Note. If any sum payable under this Note is not paid prior to the tenth (10th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Pledge Agreement (as defined in the Loan Agreement) and other instruments securing this Note. This provision shall not be deemed to create a grace period for making payments under this Note and shall not preclude Lender from exercising Lender’s rights under Section 3 of this Note.
9. NO ORAL CHANGE
     This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
10. WAIVERS
     Borrower and each of its successors and assigns do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind, except for notices specifically provided for in the Loan Documents, and no release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or the other Loan Documents agreed to by Lender or its successors or assigns, with any Person other than Borrower (or its successors and/or assigns) shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any of its successors or assigns. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note or the other Loan Documents. In addition, acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and shall not constitute a waiver of any Event of Default that would otherwise arise as a result of such nonpayment. If Borrower is a corporation, limited liability company or partnership, the agreements contained herein shall remain in full force and effect and applicable notwithstanding any changes in the shareholders or members or partners comprising, or the officers and directors or managers or general partners relating to, the corporation, limited liability company or limited partnership, and the term “Borrower” as used herein, shall include any successor corporation, limited partnership or limited liability company, but no predecessor corporation or limited liability company or limited partnership shall be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as consent to, or a waiver of, any prohibition or restriction on transfers of interests in any limited partnership, corporation or limited liability company which may be set forth in any of the Loan Documents).
11. TRANSFER
     Lender shall have the absolute right to sell, assign and transfer this Note and all of Lender’s rights hereunder and under any or all of the Loan Documents. Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.
12. WAIVER OF TRIAL BY JURY

     BORROWER AND LENDER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THIS NOTE OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS, MEMBERS, MANAGERS OR AGENTS IN CONNECTION THEREWITH.
13. AUTHORITY
     Borrower (and the undersigned representative of Borrower, if any) represents that it has full power, authority and legal right to execute and deliver this Note and the Loan Documents to which Borrower is a party and that this Note and the Loan Documents to which Borrower is a party constitute valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.
14. APPLICABLE LAW
     This Note shall be governed, construed, applied and enforced in accordance with the laws of the state of Georgia and the applicable laws of the United States of America.
15. COUNSEL FEES
     In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, hereunder or under any of the other Loan Documents, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney’s fees actually incurred for the services of such counsel, whether or not suit be brought.
16. NOTICES
     Any and all notices, elections or demands permitted or required to be made under this Note shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, by electronic email, or sent by certified United States Mail, postage prepaid, or sent by a nationally recognized overnight courier provided a receipt for delivery is obtained from the recipient, to the other party at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing to the other party. Any such notice or other document shall be deemed delivered (i) if personally delivered, when actually received by the party to whom directed at the address specified pursuant to this Section, or (ii) if sent by electronic mail, upon sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or written acknowledgment), or (iii) if sent by U.S. Mail, three (3) days after such notice or document is deposited in the United States Mail, addressed as provided above, or (iv) if sent by overnight courier, addressed, as provided below, on the date of receipt or refusal to accept delivery, as evidenced on the return receipt or other shipping invoice. For the purposes of this Note:
If to Borrower:

Fortegra Financial Corporation
Attn: John Short
100 West Bay Street
P. O. Box 44130
Jacksonville, Florida 32231
jshort@fortegra.com

If to Lender:

Columbus Bank and Trust Company
Attn: Corporate Lending (Neill Hatcher)
1148 Broadway (31901)
Post Office Box 120
Columbus, Georgia 31902
neillhatcher@columbusbankandtrust.com
17. MISCELLANEOUS
     (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the discretion of Lender reasonably exercised and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.
     (b) Whenever used, the singular shall include the plural, the plural shall include the singular, and the words “Lender“and “Borrower” shall include their respective successors, assigns and legal representatives. This Note is not assignable by Borrower without the express prior written consent of Lender, which consent may be withheld in sole and absolute discretion of Lender.
     (c) If any provision in this Note shall be found to be invalid, illegal or unenforceable by a court of competent jurisdiction, it is the intention of the Borrower and Lender that to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Borrower has duly executed and delivered this Note, under seal, as of the day and year first above written.

BORROWER: FORTEGRA FINANCIAL CORPORATION, a Georgia corporation
By:	/s/ Richard S. Kahlbaugh
	Name:	Richard S. Kahlbaugh
	Title:	Chief Executive Officer and President

(CORPORATE SEAL)